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                                                                      EXHIBIT 10



                        Amendment No. 3 to the Agreement
                                     between
                           Philip Morris Incorporated
                                       and
                     Schweitzer-Mauduit International, Inc.
                                       for
                               Fine Papers Supply

         This Amendment No. 3, effective June 26, 1997, is by and between Philip Morris Incorporated, a Virginia Corporation doing business as Philip Morris U.S.A. ("Philip Morris"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("SWM").

                                    RECITALS

         WHEREAS, Kimberly-Clark Corporation ("Kimberly-Clark") and Philip Morris entered into a certain agreement, effective January 1, 1993, for the manufacture and sale by Kimberly-Clark and the purchase by Philip Morris of Fine Papers and entered into Amendment No. 1 to such agreement, effective September 12, 1995 (such agreement, as amended, is hereinafter referred to as the "Supply Agreement");

         WHEREAS, Kimberly-Clark assigned its rights and obligations under the Supply Agreement to SWM, effective as of the close of business on November 30, 1995;

         WHEREAS, Philip Morris and SWM entered into Amendment No. 2 to the Supply Agreement, effective December 20, 1996; and

         WHEREAS, Philip Morris and SWM now desire to amend the Supply Agreement as set forth hereinbelow.

         NOW, THEREFORE, in consideration of the forgoing and other good and valuable consideration, the exchange and sufficiency of which are hereby acknowledged, Philip Morris and SWM agree as follows:

         1. Capitalized terms herein shall have the same meaning as in the Supply Agreement.

         2. The first sentence of Article II.A of the Supply Agreement shall be amended by replacing June 30, 1999 with December 31, 1999. The purpose of this change is to allow the parties up to six additional months (until December 31, 1997) to reach agreement on changes to the Supply Agreement that will make it acceptable to both for the Supply Agreement to extend beyond the initial term for at least one renewal term.


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         3. The GSPs for flax Cigarette Papers established by Amendment No. 2 to the Supply Agreement shall continue to be effective for the second six months of calendar year 1997.

         4. All other terms and conditions of the Supply Agreement shall remain unchanged.

         5. This Amendment No. 3 may be executed in one or more counterparts, and the different counterparts signed by each of the parties, taken together, shall evidence the agreement of the parties.

         6. The Supply Agreement, Amendment No. 2 and this Amendment No. 3 constitute the entire agreement of the parties with respect to their subject matter and supersede any prior or contemporaneous agreements or understandings between Philip Morris and SWM regarding their subject matter.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their duly authorized representatives effective as of the date first set forth above.

                           PHILIP MORRIS INCORPORATED

                           BY         /s/ R. D. LATSHAW
                             --------------------------------------

                           TITLE      Director, Purchasing
                                -----------------------------------

                           SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                           BY         /s/ N. DANIEL WHITFIELD
                             --------------------------------------

                           TITLE      President - U.S. Operations
                                -----------------------------------



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